UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 13, 2005


                           CALPINE GENERATING COMPANY, LLC
                     (A Delaware Limited Liability Company)
                              CALGEN FINANCE CORP.
                            (A Delaware Corporation)
             (Exact name of registrant as specified in its charter)


                 (State of Other Jurisdiction of Incorporation)

                       Commission file number: 333-117335

                  I.R.S. Employer Identification No.
                                   77-0555128
                                   20-1162632

                           50 West San Fernando Street
                           San Jose, California 95113
                            Telephone: (408) 995-5115
          (Address of principal executive offices and telephone number)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF ADDITIONAL REGISTRANTS
                                                            State of
                                                          Incorporation           Commission         I.R.S. Employer
           Registrant                                    or Organization          File Number     Identification Number
           ----------                                    ---------------          -----------     ---------------------
CalGen Expansion Company, LLC                                Delaware            333-117335-39          77-0555127

Baytown Energy Center, LP                                    Delaware            333-117335-38          77-0555135

Calpine Baytown Energy Center GP, LLC                        Delaware            333-117335-37          77-0555133

Calpine Baytown Energy Center LP, LLC                        Delaware            333-117335-36          77-0555138

Baytown Power GP, LLC                                        Delaware            333-117335-35          86-1056699

Baytown Power, LP                                            Delaware            333-117335-34          86-1056708

Carville Energy LLC                                          Delaware            333-117335-33          36-4309608

Channel Energy Center, LP                                    Delaware            333-117335-32          77-0555137

Calpine Channel Energy Center GP, LLC                        Delaware            333-117335-31          77-0555139

Calpine Channel Energy Center LP, LLC                        Delaware            333-117335-09          77-0555140

Channel Power GP, LLC                                        Delaware            333-117335-08          86-1056758

Channel Power, LP                                            Delaware            333-117335-07          86-1056755

Columbia Energy LLC                                          Delaware            333-117335-06          36-4380154

Corpus Christi Cogeneration LP                               Delaware            333-117335-05          36-4337040

Nueces Bay Energy LLC                                        Delaware            333-117335-04          36-4216016

Calpine Northbrook Southcoast Investors, LLC                 Delaware            333-117335-03          36-4337045

Calpine Corpus Christi Energy GP, LLC                        Delaware            333-117335-02          86-1056770

Calpine Corpus Christi Energy, LP                            Delaware            333-117335-30          86-1056497

Decatur Energy Center, LLC                                   Delaware            333-117335-29          77-0555708

Delta Energy Center, LLC                                     Delaware            333-117335-28          95-4812214

CalGen Project Equipment Finance Company Two, LLC            Delaware            333-117335-27          77-0585399

Freestone Power Generation LP                                Texas               333-117335-26          76-0608559

Calpine Freestone, LLC                                       Delaware            333-117335-25          77-0486738

CPN Freestone, LLC                                           Delaware            333-117335-24          77-0545937

Calpine Freestone Energy GP, LLC                             Delaware            333-117335-23          86-1056713

Calpine Freestone Energy, LP                                 Delaware            333-117335-22          86-1056720

Calpine Power Equipment LP                                   Texas               333-117335-21          76-0645514

Los Medanos Energy Center, LLC                               Delaware            333-117335-20          77-0553164

CalGen Project Equipment Finance Company One, LLC            Delaware            333-117335-19          77-0556245

Morgan Energy Center, LLC                                    Delaware            333-117335-18          77-0555141

Pastoria Energy Facility L.L.C.                              Delaware            333-117335-17          77-0581976

Calpine Pastoria Holdings, LLC                               Delaware            333-117335-16          77-0559247

Calpine Oneta Power, L.P.                                    Delaware            333-117335-15          75-2815392

Calpine Oneta Power I, LLC                                   Delaware            333-117335-14          75-2815390

Calpine Oneta Power II, LLC                                  Delaware            333-117335-13          75-2815394

Zion Energy LLC                                              Delaware            333-117335-12          36-4330312

CalGen Project Equipment Finance Company Three LLC           Delaware            333-117335-11          10-0008436

CalGen Equipment Finance Holdings, LLC                       Delaware            333-117335-10          77-0555519

CalGen Equipment Finance Company, LLC                        Delaware            333-117335-01          77-0555523

ITEM 4.02(a) -- NON-RELIANCE  ON  PREVIOUSLY  ISSUED  FINANCIAL  STATEMENTS OR A
                RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

     (a) On April 13, 2005, Registrant's Management, with the concurrence of its Board of Directors, concluded that the Registrant was required to restate earnings for the three and nine months ended September 30, 2004, to make a correction to its financial statements due to an error in determining payments for capacity due to the Registrant from Calpine Energy Services, L.P. ("CES") under the Registrant's Index Based Gas Sale and Power Purchase Agreement and WECC Fixed Price Gas Sale and Power Purchase Agreement with CES. The error resulted in overstatements of the Registrant's 2004 billings and related revenues, causing the Company to over-report revenues (and income) by approximately $16.9 million during the period from March 23, 2004, until September 30, 2004. Accordingly, our financial statements for these periods will be restated and should no longer be relied upon. Certain of such restated financial information has been included in Note 12 of the Notes to Consolidated Financials in the Registrant's Annual Report on Form 10-K for the year ended December 31, 2004, filed with the SEC on April 15, 2005 (the "Form 10-K"), and full restated financial statements will be included in the Registrant's future periodic reports filed with the SEC. This error had no impact on our Parent's (Calpine's) financial statements because the revenue transactions between the Company and CES are eliminated in consolidation on Calpine's books.

     As a result of the above matter, we have concluded that we have a material weakness as fully described in Item 9A of the Registrant's Form 10-K. The information included in Item 9A of the Form 10-K is incorporated by reference herein.

     See the Registrant's Form 10-K for further information concerning this matter.

     The   Registrant   has   discussed  the  matters   described   herein  with
PricewaterhouseCoopers LLP, the Registrant's Independent Registered Public Accounting Firm.


ITEM 9.01 -- FINANCIAL STATEMENTS AND EXHIBITS

(a)     Financial Statements of Business Acquired.

        Not Applicable

(b)     Pro Forma Financial Information.

        Not Applicable

(b)     Exhibits.

          99.1 Item 9A. "Controls and Procedures" of the Registrant's Annual Report on Form 10-K for the year ended December 31, 2004, filed with the SEC on April 15, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CALPINE GENERATING COMPANY, LLC
                                  CALGEN FINANCE CORP.
                                  AND EACH OF THE REGISTRANTS LISTED IN THE
                                  TABLE OF ADDITIONAL REGISTRANTS

                                  By:  /s/ Charles B. Clark, Jr.
                                       ------------------------------------
                                       Charles B. Clark, Jr.
                                       Senior Vice President, Controller and
                                       Chief Accounting Officer


Date: April 19, 2005

Exhibit 99.1

     Excerpt from Registrant's Annual Report on Form 10-K for the year ended December 31, 2004, filed with the SEC on April 15, 2005.

Item 9A.  Controls and  Procedures.

     The Company's Chief Executive Officer and Chief Financial Officer, based on the evaluation of the Company's disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Securities and Exchange Act of 1934, as amended) required by paragraph (b) of Rule 13a-15 or Rule 15d-15, as of December 31, 2004, have concluded that the Company's disclosure controls and procedures were not effective to ensure the timely collection, evaluation and disclosure of information relating to the Company that would potentially be subject to disclosure under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder because of the deficiency noted below.

     In connection with the automation of its billing process, the Company identified an error made in determining payments due from CES to the Company for capacity pursuant to the Index Based Agreement and the Fixed Price Agreement. The error caused the Company to over-report revenues by approximately $16.9 million from March 23, 2004, the date of the 2004 Refinancing, until September 30, 2004. This error had no impact on our Parent's (Calpine's) financial statements because the revenue transactions between the Company and CES are eliminated in consolidation on Calpine's books. However, because the amounts involved are material to the Company, we have concluded that the error constituted a material control weakness for the Company, requiring restatement of the Company's financial statements for prior quarters in 2004. The cause of the error and remedies underway to prevent a reoccurrence are described in additional detail below. See also Note 12 to the Consolidated Financial Statements. There were no other changes in the Company's internal controls over financial reporting identified in connection with the evaluation required by paragraph (d) of the Rule 13a-15 or Rule 15d-15 that have materially affected, or are reasonably likely to materially affect, the internal controls over financial reporting.

     CalGen bills for its power sales and gas purchases under two agreements between CalGen and CES: the Index Based Agreement and the Fixed Price Agreement. Billings under these agreements include payments for fixed capacity fees and variable energy and O&M fees for all of CalGen's power plants. Capacity charges billed under the Fixed Price Agreement should have been deducted from amounts used to calculate the charges under the Index Based Agreement; however, an error occurred when capacity for two of our plants was inadvertently billed under both agreements.

     During 2004, much of CalGen's billing process was dependent upon manual processes. Because of the complexity of the billing calculations and the increased control risk posed by the manual nature of the billing process, CalGen began an effort in late 2004 to automate its billing process. While implementing the automated process, CalGen discovered the unintentional overstatements of its 2004 billings and related revenues. CalGen believes that the automation effort now underway will address the control risks posed by the manual billing process. The automation of the billing process is expected to be completed during 2005 and will include system based calculation of billings as well as established procedures regarding access to and review and approval of the system-based billing algorithms themselves. CalGen will also implement procedures requiring additional analytical review and managerial approval of the monthly billings now calculated manually and in the future to be calculated by its billing system.